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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-10206) and the Registration Statement on Form F-3 (Registration No. 333-104902) of Consolidated Water Co. Ltd. of our report dated April 7, 2004 relating to the financial statements which appear in this Form 10-K.

/s/ KPMG Chartered Accountants

Cayman Islands
April 14, 2004